Exhibit 99.1

Sorrento

Therapeutics

Corporate Presentation

Henry Ji, PhD - President and CEO

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Disclaimer

Certain statements contained in this presentation or in other documents of Sorrento Therapeutics, Inc. (the “Company”), along with certain statements that may be made by management of the Company orally in presenting this material, may contain “forward-looking statements” as de_ned in the Private Securities Litigation Reform Act of 1995. These statements can be identi_ed by the fact that they do not relate strictly to historic or current facts. They use words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate,” “projected” and other words and terms of similar meaning in connection with any discussion of future operating or _nancial performance or condition. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to signi_-cant risks and uncertainties. Statements regarding future action, future performance and/or future results including, without limitation, those relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA’s or other regulatory review and/or approval and commercial launch and sales results (if any) of the Company’s formulations and products and regulatory _lings related to the same, and receipt by the Company of milestone and royalty payments may di_er from those set forth in the forward-looking statements. Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will prove accurate.

The Company assumes no obligation to update forward-looking statements as circumstances change. Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company’s Form 10-K, 10-Q and 8-K reports.

NASDAQ: SRNE

In presenting this material or responding to inquiries in connection with a presentation, management may refer to results, projections or performance measures that are not prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) as reported in the Company’s SEC _lings. These results, projections or performance measures are Non-GAAP measures and are not intended to replace or as a substitute for results measured under GAAP, but rather as supplement to the GAAP reported results.

Because actual results are a_ected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may di_er materially from those expressed or implied in any forward-looking statement. It is not possible to predict or identify all such risks, contingencies and uncertainties. The Company identi_es some of these factors in its Securities and Exchange Commission (“SEC”) _lings on Forms 10-K, 10-Q and 8-K, and investors are advised to consult the Company’s _lings for a more complete listing of risk factors, contingencies and uncertainties e_ecting the Company and its business and _nancial performance.

Sorrento™, G-MAB™, CAR.TNK™, TNK Therapeutics™, and the Sorrento logo are trademarks owned by Sorrento Therapeutics, Inc.

All other trademarks and trade names are the property of their respective owners.

Logo - http://photos.prnewswire.com/prnh/20150105/167173LOGO

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Sorrento
Therapeutics
Antibodies
Biologics
Pain
Franchise
TNK Therapeutics
NantWorks
Alliances
ADCs
Bispecifics
Intra-
Cellular
Immuno-Oncology
Oncology
Autoimmune
Inflammation
Scintilla
Ark Animal
CAR-T
CAR.TNK
NantCell License
NANTiBody JV
NantCancerStemCell JV
NantPaclitaxel
Major Shareholder
Mutually Exclusive for
CAR.TNK
NantCell
Nant
BioScience
Nant
Pharma
NantKwest
NANTWORKS

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

3

Pipeline

Code Target Preclinical Phase I Phase II Phase III

STI-001 EGFR

STI-002 TNF?

mAbs STI-003 CD25

STI-004 IgE

STI-1014 PD-L1

STI-1110 PD1

CAR-T CEA

CAR-T PSMA

CAR-T CAR-T GD3

CAR-T IL13R

CAR-T c-KIT

CAR.TNK CAR.TNK PD-L1

CAR.TNK ROR1

Resiniferatoxin RTX TRPV1

** Partnered with NantKwest* Completed Phase III in China

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

NANTWORKS
Affiliates

NANTWORKS Affiliates	Entity / Transaction	Assets	Economics / Value
NantCell	Immunotherapy NANTiBody JV	1 x Phase 3 mAb Pre-specified GMABs	40% equity in JV $100M JV capitalization
	License	Neo-epitope GMABs 2 CAR.TNKs Pre-specified GMABs	$100M equity in NantCell $10M license fee + future royalties
NantBioScience	NantCancerStemCell JV	Targeted Small Molecules MYC inhibitor HIF1a inhibitor TRAIL modulators	40% equity in JV $10M equity in NantBioScience $100M JV capitalization
NantPharma	Igdrasol Acquisition	NantPaclitaxel (formerly Cynviloq)	$90+M upfront $600+M regulatory milestones $600+M sales milestones Profit sharing via transfer price Opt-in option for co-development, co-marketing
NantKwest	Mutually Exclusive Partnership on CAR.TNKs	CAR.TNKs	5.5M shares in NantKwest (NK) Mutually exclusive on CAR.TNKs development and commercialization

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

5

Sorrento

Immunotherapy Platform

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

G-MAB Library

Fully Human Antibodies

Highly Successful Screening Hit Rate
(100+ targets screened)

Proprietary Technology
RNA amplification used for library generation

Very High Diversity
2.1×10^{16} *Distinct Antibodies*

Difficult Targets
Small Peptides & Tumor Neo-epitopes


O
S
F
L
S
Y G N A G

AIP-2

High Value Oncology Targets
PD1, PD-L1, CD123, PSMA, CD47



Most Difficult Targets:
G Protein-Coupled Receptors (GPCRs)



© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

7

Sorrento Immunotherapy Platform

ADCs

Antibody Drug Conjugates Proprietary Toxins Intracellular c-MET Conjugation Chemistries

Targets

Adoptive Immunotherapy

PD-L1 Bispeci_c Abs

Secreted

Targets Chemical BsAb (CBAs) IgG-based Proprietary Biochemistry

CAR.TNK CAR-T

- PD 1

Immuno-Oncology

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

In Vivo Synergy of Anti-PD-L1 mAb with Clinical HSP90 Inhibitor

2000

)

3

(mm 1500 IgG1

volume 1000 STI-A1015

IgG1 +

tumor Ganetespib

P=0.0111

500 STI-A1015 +

Average Ganetespib

0 7 8 9 10 11 12 13 14 15 16

Days after MC38 cell implantation

C57 BL/6 mice bearing MC38 colon carcinomas

(n = 7/group) were treated with 200 _g IgG1 control or the anti-PD-L1 antibody STI-A1015 (dosed on day 8, 12 ,and 15), either alone or in combination with 125 mg/kg ganetespib (Synta Pharmaceuticals Corp.) dosed on days 8 and 15.

The combination of STI-A1015 plus ganetespib displayed signi_cantly greater antitumor activity than either individual agent (* P <0.02)

Source: Cancer Immunol Res. 2015 Jun;3(6):583-589.

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Bispeci_c Antibodies

MET

PD - L1 c -

- L1

PD

EGFR

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Chemically-Generated Bispeci_c Antibodies (CBA) Technology

Antibody 1 Antibody 2

1. Reduction 1. Reduction

2. Linker Conjugation 2. Linker Conjugation

s Linker - A B-Linker s

s s

Orthogonal Conjugation

s s s s

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Functional Activity of Chemically-generated Bispeci_c Abs (CBA)

Binding to MDA-MB-231 cells Anti-PD-L1 activity of CBA Anti-c-Met activity of CBA (TNBC cell line)

15000

0.30

CBA

1500 STI-A1015 0.25

1000 anti PD-L1 mAb CBA Control IgG

(pg/mL) 0.20 STI-A1010

(FL4) STI-A0607 1000 nM) anti PD-L1 mAb

anti c-Met mAb(450

MFI 0.15

500 OD CBA

500

0.10 STI-A0607

anti STI-A1015 PD-L1 mAb concentration anti c-Met mAb

0 0

2

0.01 1.0 100 - 2 1 0.5 2 1 0.5 2 1 0.5 0.01 1.0 100 10000 1000000

IL

IgG Concentration (nM) Concentration (_g/mL) Antibody Concentration (nM)

Mixed Lymphocyte Reaction (MLR) MDA-MB-231 cells (TNBC cell line)

Source: Sorrento data on _le

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Concortis/Sorrento Enabling ADC Technologies

c-MET

HER2

Antibody Drug Conjugates (ADCs)

Highly Potent Proprietary Payloads

Duostatins™ (Tubulin inhibitors) Duomycins™ (DNA alkylating agents) New MOA payloads

Site-speci_c Conjugation Methods

K-Lock™ C-Lock™

Powerful Screening Panels

From antibody to ADC leads in 2 months Optimized combinations of payloads and linkers

Multifunctional ADCs

Dual drug ADCs Bispeci_c ADCs

Combination of ADC and Immunotherapy

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

cMET ADCs Exhibits Potent Antitumor Activity In H292 and EBC-1 NSCLC Xenograft Models

H292 (c-Met ++) EBC-1 (c-Met +++)

)

3 2500 Vehicle 2500 Vehicle

(nm 2000 2000 c-Met 0174

(1mg/kg)

1500 1500

c-Met 0174

Volume +SEM 1000 c-Met 0174 1000(3mg/kg)

Mean(3mg/kg)

Tumor 500** c-Met 0174 500** (10mg/kg) c-Met 0174

** (10mg/kg)

Dosing 5 10 15 20 25 30 35 40 45 50 5 10 15 20 25 30 35 40 45 50

Days After Treatment

** p < 0.01, compared to vehicle with unpaired, two tailed T-test, n=10

Days After Treatment

** p<0.01, one way ANOVA with post Dunnett’s multiple comparison test to vehicle, n=10

Source: Sorrento data on _le

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

BioSimilars

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

STI-001 BioSimilar / BioBetter mAb to Cetuximab

ERBITUX CETUXIMAB *Cetuximab – Eli Lilly/BMS/Merck KGaA*

Backgrounds

Chimeric monoclonal antibody that binds to the extracellular domain of the epidermal growth factor receptor (EGFR)

Binding of Erbitux to EGFR interferes with ligand-mediated activation of the receptor's intracellular tyrosine kinase activity, thus inhibiting EGFR-mediated signaling.

May induce immune system activation through antibody-dependent cell-mediated cytotoxicity (ADCC) and complement-dependent cytotoxicity (CDC)

Approvals / Indications

- *With irinotecan in advanced colorectal cancer*
- *With chemotherapy in late-stage metastatic head and neck cancer*
- *With FOLFIRI for 1st-line treatment of metastatic colorectal cancer*

Market Size

2014: approximately \$1.9B globally (\$680m in US)[1]

2013: approximately \$1.9B globally (\$680m in US)[1]

Future sales forecast – decrease in sales from \$1.9B in 2015 to \$1B by 2020[1]

Source: DataMonitor Healthcare (www.datamonitorhealthcare.com)

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

16

STI-002 BioSimilar / BioBetter mAb to Infliximab

Remicade
INFLIXIMAB

Infliximab – Janssen

Backgrounds	*Chimeric monoclonal antibody against tumour necrosis factor alpha (TNF-α)*
Approvals / Indications	*Crohn's Disease, pediatric Crohn's Disease, Ulcerative Collitis, pediatric Ulcerative Collitis, Rheumatoid Arthritis, Psoriatic Arthritis, Akylosing Spondylitis, Plaque Psoriasis*
Market Size	*Marketing rights divided between Janssen Biotech/Merck/Mitsubishi Tanabe* *2014: approximately $9B in sales globally ($5B in US)* *2013: approximately $9B in sales globally ($5B in US)* *Future sales forecast – decrease in sales from $8.9B in 2015 to $7.4B by 2020*

Source: ....

Source: DataMonitor Healthcare (www.datamonitorhealthcare.com)

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

17

STI-003 BioSimilar / BioBetter mAb to Basiliximab

SIMULECT basiliximab *Basiliximab – Novartis*[1]

Backgrounds	*Chimeric monoclonal antibody (IgG1k) that binds to and blocks the binding of IL-2 to IL-2Ra (aka CD25) on the surface of activated T-lymphocytes.* *This specific, high affinity binding to IL-2Ra competitively inhibits IL-2-mediated activation of lymphocytes, a critical pathway in the cellular immune response involved in allograft rejection.*
Approvals / Indications	*Indicated for the prophylaxis of acute organ rejection in patients receiving renal transplantation when used as part of an immunosuppressive regimen that includes cyclosporin and corticosteroids.*
Market Size	*2012: approximately $117M globally* *2013: approximately $114M globally* *Future sales forecast – decreases in sales as the result of SPC protection loss in EU as of April 2013*[2]

[1] Source: Simulect® package insert-- https://www.pharma.us.novartis.com/product/pi/pdf/simulect.pdf
[2] Source: http://www.genericsweb.com/Pipeline%20Watch/Pipeline%20Watch%20April%202013%20-%20Basiliximab.pdf

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

18

STI-004 BioSimilar mAb to Omalizumab

Omalizumab – Novartis/Genentech

Backgrounds

Xolair (omalizumab; Roche/Novartis), a humanized monoclonal antibody product, inactivates immunoglobulin E (IgE), preventing the inflammatory events that lead to asthma exacerbations. Omalizumab inhibits the binding of IgE to the high-affinity IgE receptor on the surface of mast cells and basophils.

This is the only FDA approved biologic used in treatment of asthma.

Approvals / Indications

US/EU: *Moderate to severe allergy-related asthma that is inadequately controlled with inhaled corticosteroids alone for patients 12 years or older*

chronic idiopathic urticaria/chronic spontaneous urticaria (CIU/CSU)

EU: *Children 6-11 years with severe persistent allergic asthma*

Market Size

2014: approximately $1.8B globally ($1.1B in US)

2013: approximately $1.5B globally ($850m in US)

Future sales forecast – $2B globally in 2015, $2.2B in 2016, decrease to $1.8B by 2020

Source: DataMonitor Healthcare (www.datamonitorhealthcare.com)

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

19

Harnessing

T Cell Adaptive and Innate NK92 Immunity

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Synergistic E_ect

CAR-T CAR-T & CAR.TNK CAR.TNK

Delayed killing Rapid killing

CAR-T cell proliferation Repeated dosing

Persistent e_ect via engraftment Transient e_ect due to irradiation

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

G-MAB

Library

CAR-T and CAR.TNK

Granzyme

Perforin

CAR-T or CAR.TNK

CAR-dependent cell killing

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Clinical stage programs for solid tumors

Chimeric Antigen Receptor (CAR)-based Immunotherapies harnessing: • T-cell immunity with CAR-T therapy (autologous)

Natural Killer cell immunity with CAR.TNK therapy (o_-the-shelf)

Multi-pronged strategy to increase safety and e_cacy

Precision Medicine approach:

Treating cancer patients with matched CAR-based immunotherapies

Local delivery:

Increasing tumor killing and reducing systemic toxicity

Combination treatment:

Overcoming tumor-induced immunosuppression

Positioning

NK

T-cells Natural Killer cells

CAR-T CAR.TNK

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Therapeutic Platform

CAR-T Technology Programs Acquisition G-MAB CAR.TNK

CAR-T NK92

Fully human antibody library

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Autologous CAR-T Manufacturing

Leukapheresis PBMC collection T-cell activation

(Peripheral Blood Mononuclear Cells) (CD3 antibody + cytokines)

CAR-T

Infusion

CAR-T

CAR-T Cell Expansion Viral Transduction

Drug Product

ento Therapeutics, Inc. ALL RIGHTS RESERVED.

CEA CAR-T in Metastatic Liver Cancer Patients

100% #4

#8

80%

#6

60%

#7

Survival 40% #1

20% #5

0%

0 20 40 60 80 100

Weeks

Source: Clin Cancer Res. 2015 Jul 15: 21(14): 3149-59

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

IL13 CAR-T: Inhibition of Tumor Growth of Xenograft Glioma

100%

80%

Tumor +

60% IL13 CAR-T cells (n=11)

40%

Survival Tumor +

20% Tumor only Untransduced T Cells (n=10)

(n=4)

0%

0 20 40 60 80 100 120

Days

Source: Kong et al. Clin Cancer Res._

18(21):5949-60, 2012

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

CAR.TNK cGMP Manufacturing Process

O_-the-shelf Drug Product

BioReactor

Electroporation cell expansion

or NK92 CAR.TNK

Viral Transduction

CAR.TNK CAR.TNK cGMP CAR.TNK Manufacturing

CAR

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

HER2.TNK in Glioma Model

Survival 100

(%) p<0.01

80 272 Days

60

40

20 Medium NK92 CAR.TNK

Days 80 120 160 200 240 280

(Schönfeld et al., Mol Ther. 23(2):330-8, 2015)

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Diagnostic Platform

CTC G-MAB

(Circulating Tumor Cells)

CTC Panel for Cancer Patients

PD-L1

CEA

GD3

ROR1

Exclusive License for Fully human

CD123 cell-based therapies antibody library

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Cytolumina: Circulating Tumor Cell (CTC) Pro_ling Technology

TUMOR

Blood Vessel

CTCs in circulation

PD-L1 CEA

CTCs detected and pro_led

CTCs captured by NanoVelcro Chip

Source: Cytolumina Data

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED

Precision Medicine

Patients

Diagnostic

Pro_ling Treatment

& Maintenance

Hospital CARs

CAR Selection

CAR-T / CAR.TNK

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Combination Immunotherapy

CAR-Based CAR-T mAb Therapy Small Molecule

CAR.TNK

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Pain Franchise

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Mechanism of Action E_cacy

Ultrapotent, highly-speci_c TRPV1 Meaningful analgesia with

agonist that selectively ablates concomitant opioid reduction and

a_erent neurons (“molecular improvement in function

neurolysis”)

Safety Dosing

Alteration of heat sensation in Targeted single injection

targeted area with no e_ects on

normal perception / sensation or

muscle function

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Two Injection Sites = Two Products for Human Use

Dorsal Root Dorsal Horn

Epidural injection Dorsal Root

Ganglion (DRG)

into or near dorsal root ganglion (DRG) for unilateral or di_use pain

Intrathecal injection

into cerebrospinal _uid space (CSF) Ventral Horn targeting both DRGs and dorsal horn neurons Ventral Root

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Scintilla: Human Pipeline

1 Refractory Cancer Pain Intrathecal injection

into the CFS targeting both DRG and

2 Spinal Cord Injury Pain dorsal horn neurons

3 Chronic Phantom Limb Pain Epidural injection

into or near the DRG for unilateral or

4 Cancer-Induced Bone Pain di_use pain

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

RTX: Results from First-In-Human Study

Improved pain and increased activity with reduced opioid utilization

No unexpected toxicities

MTD not reached with 1 mL RTX over 2 min via infusion pump

3 non or poorly ambulatory patients able to

12 patients with advanced cancer become ambulatory (43-61 years old)

NIH National of Health Institutes

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Reduced Spread = Broader Therapeutic Window

Post RTX Treatment Post RTX Treatment

No pain day after RTX, by day 28 most Substantial pain reduction from 7-10/10 days are at “0” pain with some days up to 0-4/10 by day 14 to 6-7/10 Uses breakthrough pain meds only Opioid utilization reduced by about occasionally

75% reduction by day 28

No need for cane to assist ambulation

No reduced thermal sensitivity

No reduced thermal sensitivity Normal touch sensation, normal motor control, no severe or serious AEs Normal touch sensation, normal motor control, no severe or serious AEs

Colorectal Cancer: Stage IV Lung and Rectal Cancer

43 year old female with severe lower 60 year old male with severe bilateral pelvic abdominal and rectal pain and sacral pain

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

ARK’s Pipeline: Multiple Products from 2 API’s

Pyoderma, Ark-005

Cancer pain, Ark-001

Idiopathic cystitis, Ark-003 Ocular abrasion, Ark-004

Neuropathic pain, Ark-002

Mastitis, Ark-006

© 2015, Sorrento Therapeutics, Inc. ALL RIGHTS RESERVED.

Sorrento
Therapeutics
Antibodies
Biologics
Pain
Franchise
TNK Therapeutics
NantWorks
Alliances
Immuno-Oncology
Intra-
Cellular
Bispecifics
ADCs
Oncology
Autoimmune
Inflammation
Scintilla
Ark Animal
CAR-T
CAR.TNK
NantCell License
NANTiBody JV
NantCancerStemCell JV
NantPaclitaxel
Major Shareholder
Mutually Exclusive for
CAR.TNK
NantCell
Nant
BioScience
Nant
Pharma
NantKwest
N A N T W O R K S

41

Sorrento

Therapeutics

Contact

Henry Ji, PhD - President and CEO

hji@sorrentotherapeutics.com (858) 668-6923